NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 1

X. THE 0% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $4,500.

Year 5 Death  Benefit   =   Greater of  Specified  Amount or  Percentage  of Cash Value
                        =   $400,000 or 250% x $16,964.35
                        =   $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4                      $13,735.09
+ Annual Premium*                                      $ 4,500.00
- Premium Expense Charge**                             $   225.00
- Monthly Deduction***                                 $   697.52
- Mortality & Expense Charge****                       $   158.68
+ Hypothetical Rate of Return*****                     $  (189.54)
                                                       ----------
=                                                      $   16,964  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                  COI
-----                -------
 1                   $ 58.05
 2                   $ 58.07
 3                   $ 58.08
 4                   $ 58.09
 5                   $ 58.11
 6                   $ 58.12
 7                   $ 58.13
 8                   $ 58.15
 9                   $ 58.16
10                   $ 58.17
11                   $ 58.19
12                   $ 58.20

Total                $697.52

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.075%. The monthly interest amounts earned for year 5 are:

Month            Interest
-----           ---------
 1              $ (16.23)
 2              $ (16.15)
 3              $ (16.07)
 4              $ (15.99)
 5              $ (15.91)
 6              $ (15.83)
 7              $ (15.75)
 8              $ (15.68)
 9              $ (15.60)
10              $ (15.52)
11              $ (15.44)
12              $ (15.36)

Total           $(189.54)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value               $16,964.35
- Year 5 Surrender Charge         $ 3,604.00
                                  ----------
=                                 $   13,360   (rounded to the nearest dollar)

XI. THE 6% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $4,500.

Year 5 Death Benefit = Greater of Specified Amount or  Percentage  of Cash
                       Value
                     = $400,000  or 250% x $20,422.87
                     = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4                      $16,036.68
+ Annual Premium*                                      $ 4,500.00
- Premium Expense Charge**                             $   225.00
- Monthly Deduction***                                 $   692.35
- Mortality & Expense Charge****                       $   179.45
+ Hypothetical Rate of Return*****                     $   981.99
                                                       ----------
=                                                      $   20,422   (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                  COI
-----                -------
 1                   $ 57.70
 2                   $ 57.70
 3                   $ 57.70
 4                   $ 57.70
 5                   $ 57.70
 6                   $ 57.70
 7                   $ 57.70
 8                   $ 57.69
 9                   $ 57.69
10                   $ 57.69
11                   $ 57.69
12                   $ 57.69

Total                $692.35

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.075%. The monthly interest amounts earned for year 5 are:

Month                Interest
-----                --------
 1                   $  81.63
 2                   $  81.67
 3                   $  81.70
 4                   $  81.74
 5                   $  81.78
 6                   $  81.81
 7                   $  81.85
 8                   $  81.89
 9                   $  81.92
10                   $  81.96
11                   $  82.00
12                   $  82.04

Total                $ 981.99

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5    Policy    Value         $ 20,421.87
- Year 5 Surrender Charge         $  3,604.00
                                  -----------
=                                 $    16,818  (rounded to the nearest dollar)

XII. THE 12% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $4,500.

Year 5 Death Benefit = Greater of Specified Amount or  Percentage  of Cash
                       Value
                     = $400,000  or 250% x $24,481.15
                     = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4                      $18,632.80
+ Annual Premium*                                      $ 4,500.00
- Premium Expense Charge**                             $   225.00
- Monthly Deduction***                                 $   686.40
- Mortality & Expense Charge****                       $   202.87
+ Hypothetical Rate of Return*****                     $ 2,462.62
                                                       ----------
=                                                      $   24,481  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                  COI
-----                -------
 1                   $ 57.31
 2                   $ 57.29
 3                   $ 57.27
 4                   $ 57.25
 5                   $ 57.23
 6                   $ 57.21
 7                   $ 57.19
 8                   $ 57.17
 9                   $ 57.15
10                   $ 57.13
11                   $ 57.11
12                   $ 57.09

Total                $686.40

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.075%. The monthly interest amounts earned for year 5 are:

 Month               Interest
-------              --------
 1                   $  199.05
 2                   $  200.14
 3                   $  201.24
 4                   $  202.35
 5                   $  203.47
 6                   $  204.60
 7                   $  205.73
 8                   $  206.88
 9                   $  208.04
10                   $  209.20
11                   $  210.38
12                   $  211.56

Total                $2,462.62

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value               $24,481.15
- Year 5 Surrender Charge         $ 3,604.00
                                  ----------
=                                 $   20,877   (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 2

I. THE 0% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $30,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $119,058.11
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4                      $96,412.80
+ Annual Premium*                                      $30,000.00
- Premium Expense Charge**                             $ 1,500.00
- Monthly Deduction***                                 $ 3,424.39
- Mortality & Expense Charge****                       $ 1,107.48
+ Hypothetical Rate of Return*****                     $(1,322.82)
                                                       ----------
=                                                      $  119,058  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

MONTH                   COI
-----                ---------
 1                   $  284.96
 2                   $  285.03
 3                   $  285.11
 4                   $  285.18
 5                   $  285.25
 6                   $  285.33
 7                   $  285.40
 8                   $  285.48
 9                   $  285.55
10                   $  285.63
11                   $  285.70
12                   $  285.77

Total                $3,424.39

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.075%. The monthly interest amounts earned for year 5 are:

Month                 Interest
-----                -----------
 1                   $  (112.67)
 2                   $  (112.22)
 3                   $  (111.78)
 4                   $  (111.34)
 5                   $  (110.89)
 6                   $  (110.45)
 7                   $  (110.01)
 8                   $  (109.57)
 9                   $  (109.13)
10                   $  (108.69)
11                   $  (108.25)
12                   $  (107.81)

Total                $(1,322.82)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value               $119,058.11
- Year 5 Surrender Charge         $ 20,840.00
                                  -----------
=                                 $    98,218  (rounded to the nearest dollar)

II. THE 6% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $30,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $143,095.11
                     = $2,000,000

POLICY VALUE:


Year 5 Policy Value =
Policy Value at the end of year 4                      $112,386.27
+ Annual Premium*                                      $ 30,000.00
- Premium Expense Charge**                             $  1,500.00
- Monthly Deduction***                                 $  3,388.39
- Mortality & Expense Charge****                       $  1,251.55
+ Hypothetical Rate of Return*****                     $  6,848.78
                                                       -----------
=                                                      $   143,095  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

MONTH                   COI
-----                ---------
 1                   $  282.52
 2                   $  282.49
 3                   $  282.46
 4                   $  282.44
 5                   $  282.41
 6                   $  282.38
 7                   $  282.35
 8                   $  282.32
 9                   $  282.30
10                   $  282.27
11                   $  282.24
12                   $  282.21

Total                $3,388.39

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.075%. The monthly interest amounts earned for year 5 are:

Month                 Interest
-----                ---------
 1                   $  566.68
 2                   $  567.41
 3                   $  568.14
 4                   $  568.87
 5                   $  569.61
 6                   $  570.35
 7                   $  571.09
 8                   $  571.83
 9                   $  572.58
10                   $  573.32
11                   $  574.08
12                   $  574.83

Total                $6,848.78

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value               $143,095.11
- Year 5 Surrender Charge         $ 20,840.00
                                  -----------
=                                 $   122,255  (rounded to the nearest dollar)

III. THE 12% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $30,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $171,292.60
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4                      $130,390.19
+ Annual Premium*                                      $ 30,000.00
- Premium Expense Charge**                             $  1,500.00
- Monthly Deduction***                                 $  3,347.05
- Mortality & Expense Charge****                       $  1,413.92
+ Hypothetical Rate of Return*****                     $ 17,163.37
                                                       -----------
=                                                      $   171,293  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                   COI
-----                ---------
 1                   $  279.77
 2                   $  279.62
 3                   $  279.47
 4                   $  279.32
 5                   $  279.16
 6                   $  279.01
 7                   $  278.85
 8                   $  278.69
 9                   $  278.53
10                   $  278.37
11                   $  278.21
12                   $  278.05

Total                $3,347.05

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.075%. The monthly interest amounts earned for year 5 are:

Month                 Interest
-----                ----------
 1                   $ 1,381.63
 2                   $ 1,390.24
 3                   $ 1,398.91
 4                   $ 1,407.66
 5                   $ 1,416.48
 6                   $ 1,425.37
 7                   $ 1,434.34
 8                   $ 1,443.38
 9                   $ 1,452.49
10                   $ 1,461.67
11                   $ 1,470.93
12                   $ 1,480.27

Total                $17,163.37

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value               $171,292.60
- Year 5 Surrender Charge         $ 20,840.00
                                  -----------
=                                 $   150,453  (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 3

IV. THE 0% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $4,500.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $400,000 or 250% x $16,131.71
                      = $400,000


POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4                      $13,116.60
+ Annual Premium*                                      $ 4,500.00
- Premium Expense Charge**                             $   225.00
- Monthly Deduction***                                 $   926.34
- Mortality & Expense Charge****                       $   152.00
+ Hypothetical Rate of Return*****                     $  (181.55)
                                                       ----------
=                                                      $   16,132  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                  COI
-----                -------
 1                   $ 69.59
 2                   $ 69.61
 3                   $ 69.63
 4                   $ 69.65
 5                   $ 69.67
 6                   $ 69.69
 7                   $ 69.70
 8                   $ 69.72
 9                   $ 69.74
10                   $ 69.76
11                   $ 69.78
12                   $ 69.80

Total                $836.34

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.075%. The monthly interest amounts earned for year 5 are:

Month                 Interest
-----                ---------
 1                   $ (15.65)
 2                   $ (15.56)
 3                   $ (15.46)
 4                   $ (15.37)
 5                   $ (15.27)
 6                   $ (15.18)
 7                   $ (15.08)
 8                   $ (14.99)
 9                   $ (14.89)
10                   $ (14.80)
11                   $ (14.70)
12                   $ (14.61)

Total                $(181.55)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value               $16,131.71
- Year 5 Surrender Charge         $ 3,604.00
                                  ----------
=                                 $   12,528  (rounded to the nearest dollar)


V. THE 6% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $4,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $400,000 or 250% x $19,470.46
                     = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4                      $15,346.00
+ Annual Premium*                                      $ 4,500.00
- Premium Expense Charge**                             $   225.00
- Monthly Deduction***                                 $   920.34
- Mortality & Expense Charge****                       $   172.13
+ Hypothetical Rate of Return*****                     $   941.93
                                                       ----------
=                                                      $   19,470  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                  COI
-----                -------
 1                   $ 69.18
 2                   $ 69.18
 3                   $ 69.19
 4                   $ 69.19
 5                   $ 69.19
 6                   $ 69.19
 7                   $ 69.20
 8                   $ 69.20
 9                   $ 69.20
10                   $ 69.20
11                   $ 69.21
12                   $ 69.21

Total                $830.34

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.075%. The monthly interest amounts earned for year 5 are:

Month                Interest
-----                --------
 1                   $  78.77
 2                   $  78.72
 3                   $  78.67
 4                   $  78.62
 5                   $  78.57
 6                   $  78.52
 7                   $  78.47
 8                   $  78.42
 9                   $  78.37
10                   $  78.32
11                   $  78.27
12                   $  78.22

Total                $ 941.93

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value               $19,470.46
- Year 5 Surrender Charge         $ 3,604.00
                                  ----------
=                                 $   15,866  (rounded to the nearest dollar)

VI. THE 12% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $400,000, Premium: $4,500.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $400,000 or 250% x $23,395.06
                      = $400,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4                      $17,863.04
+ Annual Premium*                                      $ 4,500.00
- Premium Expense Charge**                             $   225.00
- Monthly Deduction***                                 $   913.42
- Mortality & Expense Charge****                       $   194.85
+ Hypothetical Rate of Return*****                     $ 2,365.29
                                                       ----------
=                                                      $   23,395  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                  COI
-----                -------
 1                   $ 68.72
 2                   $ 68.70
 3                   $ 68.69
 4                   $ 68.67
 5                   $ 68.65
 6                   $ 68.63
 7                   $ 68.61
 8                   $ 68.59
 9                   $ 68.57
10                   $ 68.55
11                   $ 68.53
12                   $ 68.51

Total                $823.42

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.075%. The monthly interest amounts earned for year 5 are:

Month                 Interest
-----                ---------
 1                   $  192.18
 2                   $  193.05
 3                   $  193.93
 4                   $  194.82
 5                   $  195.71
 6                   $  196.61
 7                   $  197.52
 8                   $  198.43
 9                   $  199.36
10                   $  200.29
11                   $  201.23
12                   $  202.17

Total                $2,365.29

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value               $23,395.06
- Year 5 Surrender Charge         $ 3,604.00
                                  ----------
=                                 $   19,791  (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 4

VII. THE 0% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $30,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $108,644.85
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4                      $88,459.20
+ Annual Premium*                                      $30,000.00
- Premium Expense Charge**                             $ 1,500.00
- Monthly Deduction***                                 $ 6,069.49
- Mortality & Expense Charge****                       $ 1,022.97
+ Hypothetical Rate of Return*****                     $(1,221.89)
                                                       ----------
=                                                      $  108,645  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                   COI
-----                ---------
 1                   $  497.28
 2                   $  497.46
 3                   $  497.65
 4                   $  497.83
 5                   $  498.02
 6                   $  498.20
 7                   $  498.38
 8                   $  498.57
 9                   $  498.75
10                   $  498.93
11                   $  499.12
12                   $  499.30

Total                $5,979.49

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.075%. The monthly interest amounts earned for year 5 are:

Month                 Interest
-----                ----------
 1                   $  (105.28)
 2                   $  (104.65)
 3                   $  (104.02)
 4                   $  (103.39)
 5                   $  (102.76)
 6                   $  (102.13)
 7                   $  (101.51)
 8                   $  (100.88)
 9                   $  (100.25)
10                   $   (99.63)
11                   $   (99.01)
12                   $   (98.38)

Total                $(1,221.89)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value               $108,644.85
- Year 5 Surrender Charge         $ 20,840.00
                                  -----------
=                                 $    87,805  (rounded to the nearest dollar)

VIII. THE 6% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $30,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $131,156.32
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4                      $103,484.93
+ Annual Premium*                                      $ 30,000.00
- Premium Expense Charge**                             $  1,500.00
- Monthly Deduction***                                 $  6,010.76
- Mortality & Expense Charge****                       $  1,158.74
+ Hypothetical Rate of Return*****                     $  6,340.89
                                                       -----------
=                                                      $   131,156  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                   COI
-----                ---------
 1                   $  493.30
 2                   $  493.31
 3                   $  493.33
 4                   $  493.35
 5                   $  493.37
 6                   $  493.39
 7                   $  493.41
 8                   $  493.42
 9                   $  493.44
10                   $  493.46
11                   $  493.48
12                   $  493.50

Total                $5,920.76

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.075%. The monthly interest amounts earned for year 5 are:

Month                 Interest
-----                ---------
 1                   $  529.93
 2                   $  529.65
 3                   $  529.38
 4                   $  529.10
 5                   $  528.83
 6                   $  528.55
 7                   $  528.27
 8                   $  528.00
 9                   $  527.72
10                   $  527.43
11                   $  527.15
12                   $  526.87

Total                $6,340.89

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value               $131,156.32
- Year 5 Surrender Charge         $ 20,840.00
                                  -----------
=                                 $   110,316  (rounded to the nearest dollar)

IX. THE 12% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $30,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $157,619.42
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4                      $120,448.74
+ Annual Premium*                                      $ 30,000.00
- Premium Expense Charge**                             $  1,500.00
- Monthly Deduction***                                 $  5,943.19
- Mortality & Expense Charge****                       $  1,311.97
+ Hypothetical Rate of Return*****                     $ 15,925.83
                                                       -----------
=                                                      $   157,619  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**   Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                   COI
-----                ---------
 1                   $  488.80
 2                   $  488.62
 3                   $  488.43
 4                   $  488.25
 5                   $  488.06
 6                   $  487.87
 7                   $  487.68
 8                   $  487.49
 9                   $  487.29
10                   $  487.10
11                   $  486.90
12                   $  486.70

Total                $5,853.19

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.075%. The monthly interest amounts earned for year 5 are:

Month                 Interest
-----                ----------
 1                   $ 1,293.14
 2                   $ 1,299.16
 3                   $ 1,305.22
 4                   $ 1,311.34
 5                   $ 1,317.50
 6                   $ 1,323.72
 7                   $ 1,329.99
 8                   $ 1,336.30
 9                   $ 1,342.68
10                   $ 1,349.10
11                   $ 1,355.58
12                   $ 1,362.11

Total                $15,925.83

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value               $157,619.42
- Year 5 Surrender Charge         $ 20,840.00
                                  -----------
=                                 $   136,779  (rounded to the nearest dollar)